Exhibit 1-1


                           PSNH FUNDING LLC BONDS


                              PSNH FUNDING LLC

                   PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE


                           UNDERWRITING AGREEMENT


                                                           New York, New York
                                                         April 20, 2001


Salomon Smith Barney Inc.,
  as representative of the several
  Underwriters named herein
390 Greenwich Street
New York, New York  10013

Ladies and Gentlemen:

            1.Introduction. PSNH Funding LLC, a Delaware limited liability company (the "Issuer"), will sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you (the "Representative") are acting as representative, the principal amount of PSNH Funding LLC Rate Reduction Bonds, Series 2001-1 identified in Schedule I hereto (the "Bonds").

     The Bonds will be issued pursuant to an Indenture, dated as of April 25, 2001 (the "Indenture"), between the Issuer and The Bank of New York, as Trustee (the "Trustee"). The Bonds will be secured primarily by, and will be payable from, the RRB Property described in the Issuance Advice Letter. Such RRB Property will be sold to the Issuer by Public Service Company of New Hampshire, a New Hampshire corporation (the "Company"), pursuant to a Purchase and Sale Agreement, dated as of April 25, 2001 (the "Sale Agreement"), between the Company, as Seller, and the Issuer. The RRB Property will be serviced pursuant to a Servicing Agreement, dated as of April 25, 2001 (as amended and supplemented from time to time, the "Servicing Agreement"), between the Company, as Servicer, and the Issuer.

     Capitalized terms used and not otherwise defined herein shall have the respective meanings given to them in the Indenture.

            2.Representations and Warranties.

          (a) Each of the Company and the Issuer represents and warrants to, and agrees with, each Underwriter as set forth below in this
     Section 2(a). Certain terms used in this Underwriting Agreement are defined in paragraph (iii) below.

                 (i) If the offering of the Bonds is a Delayed Offering (as specified in Schedule I hereto), paragraph (1) below is applicable and, if the offering of the Bonds is a Non-Delayed Offering (as so specified), paragraph (2) below is applicable.

                 (1)  The Issuer and the Bonds meet the requirements for the use of Form S-3 and Rule 415 under the Securities Act of 1933, as amended (the "Act"), and the Issuer has filed with the Securities and Exchange Commission (the "SEC") a registration statement (file number 333-55830) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Bonds. The Issuer may have filed one or more amendments thereto, and may have used a Preliminary Final Prospectus, each of which has previously been furnished to you. Such registration statement, as so amended, and in the form heretofore delivered to you, has become effective. The offering of the Bonds is a Delayed Offering and, although the Basic Prospectus may not include all the information with respect to the Bonds and the offering thereof required by the Act and the rules thereunder to be included in the Final Prospectus, the Basic Prospectus includes all such information required by the Act and the rules thereunder to be included therein as of the Effective Date. The Issuer will next file with the SEC pursuant to Rules 415 and 424(b)(2) or (5) a final supplement to the form of prospectus included in such registration statement relating to the Bonds and the offering thereof. As filed, such final prospectus supplement shall include all required information with respect to the Bonds and the offering thereof and, except to the extent the Representative shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Issuer has advised you, prior to the Execution Time, will be included or made therein.

                 (2)  The Issuer and the Bonds meet the requirements for the use of Form S-3 and Rule 415 under the Act and the Issuer has filed with the SEC a registration statement (file number 333-55830) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Bonds. The Issuer may have filed one or more amendments thereto, including a Preliminary Final Prospectus in accordance with Rule 424(a), each of which has previously been furnished to you. The Issuer will next file with the SEC either (x) a final prospectus supplement relating to the Bonds in accordance with Rules 430A and 424(b)(1) or (4), or
                    (y) prior to the effectiveness of such registration statement, an amendment to such registration statement, including the form of final prospectus supplement. In the case of clause (x), the Issuer has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Final Prospectus with respect to the Bonds and the offering thereof. As filed, such final prospectus supplement or such amendment and form of final prospectus supplement shall contain all Rule 430A Information, together with all other such required information, with respect to the Bonds and the offering thereof and, except to the extent the Representative shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Issuer has advised you, prior to the Execution Time, will be included or made therein.

                 (ii) On the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date the Indenture did or will comply in all material respects with the requirements of the Trust Indenture Act and the rules and regulations thereunder; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that neither the Issuer nor the Company makes any representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statements of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Issuer by or on behalf of any Underwriter through the Representative specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto), as specified in Section 8(b) of this Agreement. No stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted.

                 (iii) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective and each date after the date hereof on which a document incorporated by reference in the Registration Statement is filed. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the prospectus referred to in paragraph
          (a)(i) above contained in the Registration Statement at the Effective Date including, in the case of a Non-Delayed Offering, any Preliminary Final Prospectus. "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Bonds and the offering thereof and is used prior to filing of the Final Prospectus. "Final Prospectus" shall mean the prospectus supplement relating to the Bonds that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus or, if, in the case of a Non-Delayed Offering, no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Bonds, including the Basic Prospectus, included in the Registration Statement at the Effective Date. "Registration Statement" shall mean the registration statement referred to in paragraph (a)(i) above, including all incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 415," "Rule 424," "Rule 430A" and
          "Regulation S-K" refer to such rules or regulation under the Act. "Rule 430A Information" means information with respect to the Bonds and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. A "Non-Delayed Offering" shall mean an offering of Bonds which is intended to commence promptly after the effective date of a registration statement, with the result that, pursuant to Rules 415 and 430A, all information (other than Rule 430A Information) with respect to the Bonds so offered must be included in such registration statement at the effective date thereof. A "Delayed Offering" shall mean an offering of Bonds pursuant to Rule 415 which does not commence promptly after the effective date of a registration statement, with the result that only information required pursuant to Rule 415 need be included in such registration statement at the effective date thereof with respect to the Bonds so offered. Whether the offering of the Bonds is a Non-Delayed Offering or a Delayed Offering shall be set forth in Schedule I hereto.


               (iv) The Issuer has been duly organized and is validly existing in good standing as a limited liability company under the laws of the State of Delaware, has the power and authority to conduct its business as presently conducted and as described in the Basic Prospecctus, any Preliminary Final Prospectus and the Final Prospectus and is duly qualified as a foreign corporation to do business and in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary and in which the failure to so qualify would have a materially adverse effect on the Issuer; and the Issuer has all requisite power and authority to issue the Bonds and purchase the RRB Property as described in the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus.

               (v) The Company is a validly existing corporation in good standing under the laws of the State of New Hampshire; the Company has all requisite power and authority and all franchises, licenses and permits necessary to own and occupy its properties and carry on its business as presently conducted and as described in the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus and as may be necessary to execute, deliver and perform its obligations under this Agreement, the Sale Agreement, the Servicing Agreement and the Administration Agreement.

               (vi) Each of the Basic Documents to which the Company or the Issuer is a party has been duly authorized by the Company or the Issuer, as applicable, and when executed and delivered by the Issuer or the Company, as applicable, will constitute a valid and binding obligation of the Company or the Issuer, as applicable, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditor's rights and to general equity principles.

              (vii) The Bonds have been duly authorized by the Issuer and will conform to the description thereof in the Prospectus; and when the Bonds are executed and authenticated by the Trustee and delivered to the Underwriters and are paid for by the Underwriters in accordance with the terms of this Agreement, the Bonds will constitute the legal, valid and binding obligations of the Issuer, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditor's rights and to general principles of equity.

               (viii) The issuance and sale of the Bonds by the Issuer, the execution, delivery and compliance by the Issuer with all of the provisions of the Basic Documents to which the Issuer is a party,and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any trust agreement, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Issuer is a party or by which the Issuer is bound or to which any of the property or assets of the Issuer is subject, which conflict, breach, violation or default would be material to the issuance of the Bonds or would have a material adverse effect on the Issuer, nor will such action result in any violation of the Issuer's Certificate of Formation or Limited Liability Company Agreement (the "LLC Agreement") or any statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Issuer or its properties.

               (ix) The assignment of the RRB Property by the Company to the Issuer, the execution, delivery and compliance by the Company with all of the provisions of the Basic Documents to which the Company is a party, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any trust agreement, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, which conflict, breach, violation or default would be material to the issuance and sale of the Bonds or would have a material adverse effect on the financial position or results of operations of the Company, nor will such action result in any violation of the provisions of the Articles of Incorporation or Bylaws of the Company or any statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties.

               (x)  Except for:
                    (a) the order of the SEC making the Registration Statement effective, and

                    (b) permits and similar authorizations required under the securities or blue sky laws of any jurisdiction,

          no consent, approval, authorization or other order of any governmental authority is legally required for the execution, delivery and performance of this Agreement by the Issuer and the Company and the consummation of the transactions contemplated hereby, other than those that have been obtained.

          (b) Each of the several Underwriters represents and warrants to, and agrees with, the Issuer, its directors and such of its officers as shall have signed the Registration Statement, and to each other Underwriter, that the information furnished in writing to the Issuer by, or through the Representative on behalf of, such Underwriter expressly for use in the Registration Statement or the Prospectus, as specified in
     Section 8(b) of this Agreement, does not contain an untrue statement of a material fact and does not omit to state a material fact in connection with such information required to be stated therein or necessary to make such information not misleading.

            3.Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Issuer will sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Issuer, at the purchase price for each class of Bonds set forth in Schedule II hereto, the respective principal amount of each class of Bonds set forth opposite the name of each Underwriter on
Schedule II hereto.

            4.Delivery and Payment. Delivery of and payment for the Bonds shall be made at 9:00 AM (Eastern Daylight Time) on April 25, 2001 (or such later date not later than five business days after such specified date as the Representative shall designate), which date and time may be postponed by agreement between the Representative and the Issuer or as provided in
Section 9 hereof (such date and time of delivery and payment for the Bonds being herein called the "Closing Date"). Delivery of the Bonds shall be made to the Representative for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representative of the purchase price thereof to the Issuer by wire transfer of immediately available funds in U.S. dollars. Delivery of the Bonds shall be made at such location as the Representative shall reasonably designate at least one business day in advance of the Closing Date. The Bonds to be so delivered shall be initially represented by Bonds registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"). The interests of beneficial owners of the Bonds will be represented by book entries on the records of DTC and participating members thereof. Definitive Bonds will be available only under limited circumstances described in the Final Prospectus.

          The Issuer will have the Bonds available for inspection, checking and packaging by the Representative in New York, New York, not later than 1:00 PM 1(Eastern Daylight Time) on the business day prior to the Closing Date.

            5.Covenants.

          (a) Covenants of the Issuer. The Issuer covenants and agrees with the several Underwriters that:

                 (i) The Issuer will use its best efforts to cause the Registration Statement, if not effective at the Execution
          Time and any amendment thereto, to become effective. Prior to the termination of the offering of the Bonds, the Issuer will not file any amendment of the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus unless the Issuer has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, the Issuer will cause the Final Prospectus, properly completed in a form approved by you, and any supplement thereto to be filed with the SEC pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representative of such timely filing. The Issuer will promptly advise the Representative (i) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (ii) when the Final Prospectus, and any supplement thereto, shall have been filed with the SEC pursuant to Rule 424(b), (iii) when, prior to termination of the offering of the Bonds, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the SEC for any amendment of the Registration Statement or supplement to the Final Prospectus or for any additional information, (v) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Issuer of any notification with respect to the suspension of the qualification of the Bonds for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Issuer will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                 (ii) If, at any time when a prospectus relating to the Bonds is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Issuer promptly will (i) prepare and file with the SEC, subject to the second sentence of paragraph (a)(i) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (ii) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

                 (iii) As soon as practicable, the Issuer will use its reasonable efforts to cause the Trust to make generally available to the holders of the Bonds and the Representative an earnings statement or statements of the Issuer which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                 (iv) The Issuer will furnish to the Representative and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representative may reasonably request. The Issuer shall furnish or cause to be furnished to the Representative copies of all reports required by Rule 463 under the Act. The Issuer will pay the expenses of printing or other production of all documents relating to the offering.

                 (v) The Issuer will arrange for the qualification of the Bonds for sale under the laws of such jurisdictions as the Representative may designate, will maintain such qualifications in effect so long as required for the distribution of the Bonds or requested by the Representative and will arrange for the determination of the legality of the Bonds for purchase by institutional investors; provided, however, that in no event shall the Issuer be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Bonds, in any jurisdiction where it is not now so subject.

                 (vi) Until 90 days after the date hereof, the Issuer will not, without the written consent of the Representative, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any asset-backed securities of a trust or other special purpose vehicle (other than the Bonds).

                 (vii) For a period from the date of this Agreement until the retirement of the Bonds or until such time as the Underwriters shall cease to maintain a secondary market in the Bonds, whichever occurs first, the Issuer will deliver to the Representative the annual statements of compliance and the annual independent auditor's servicing reports furnished to the Issuer or the Trustee pursuant to the Servicing Agreement or the Indenture, as applicable, as soon as such statements and reports are furnished to the Issuer or the Trustee.

                 (viii) So long as any of the Bonds are outstanding, the Issuer will furnish to the Representative (i) as soon as available, a copy of each report of the Issuer filed with the SEC under the Exchange Act, or mailed to holders of the Bonds, (ii) a copy of any filings with the New Hampshire Public Utilities Commission ("NHPUC") pursuant to the Finance Order, including, but not limited to, any annual or more frequent adjustment filings, and (iii) from time to time, any information concerning the Company or the Issuer, as the Representative may reasonably request.

                 (ix) To the extent, if any, that any rating necessary to satisfy the condition set forth in Section 6(l) of this Agreement is conditioned upon the furnishing of documents or the taking of other actions by the Issuer on or after the Closing Date, the Issuer shall furnish such documents and take such other actions.

          (b) Covenants of the Company. The Company covenants and agrees with the several Underwriters that, to the extent that the Issuer has not already performed such act pursuant to Section 5(a):

                 (i) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereto, to become effective. The Company will use its best efforts to prevent the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement and, if issued, to obtain as soon as possible the withdrawal thereof.

                 (ii) The Company will cause the proceeds from the sale of the RRB Property to be applied for the purposes permitted by the Finance Order and described in the Prospectus under the caption "Use of Proceeds."

                 (iii) Until 90 days after the date hereof, the Company will not, without the written consent of the Representative, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any asset-backed securities of a trust or other special purpose vehicle (other than the Bonds).

                 (iv) So long as any of the Bonds are outstanding and the Company is the Servicer, the Company will furnish to the Representative (i) as soon as available, a copy of each report of the Issuer filed with the SEC under the Exchange Act, or mailed to holders of the Bonds, (ii) a copy of any filings with the NHPUC pursuant to the Finance Order, including, but not limited to, any annual or more frequent adjustment filings, and (iii) from time to time, any information concerning the Company or the Issuer, as the Representative may reasonably request.

                 (v) To the extent, if any, that any rating necessary to satisfy the condition set forth in Section 6(l) of this Agreement is conditioned upon the furnishing of documents or the taking of other actions by the Company on or after the Closing Date, the Company shall furnish such documents and take such other actions.

                 (vi) If, at any time when a prospectus relating to the Bonds is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company at the Issuer's expense promptly will (i) prepare and file with the SEC, subject to the second sentence of paragraph (a)(i) of this
          Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (ii) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

            6.Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Bonds shall be subject to the accuracy of the representations and warranties on the part of the Issuer and the Company contained herein as of the Execution Time and the Closing Date and on the part of the Company contained in Article 3 of the Sale Agreement and in Section 6.01 of the Servicing Agreement as of the Closing Date, to the accuracy of the statements of the Issuer and the Company made in any certificates pursuant to the provisions hereof, to the performance by the Issuer and the Company of their obligations hereunder to be performed on or prior to the Closing Date and to the following additional conditions:

          (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representative agrees in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM (Eastern Daylight Time), on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM (Eastern Daylight Time) on such date, or (ii) 12:00 Noon (Eastern Daylight Time) on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM (Eastern Daylight Time) on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

          (b) The Representative shall have received opinions of counsel for the Company, portions of which may be delivered by Day, Berry & Howard LLP, outside counsel for the Company, portions of which may be delivered by Rath, Young and Pignatelli, Professional Association, outside counsel for the Company, and portions of which may be delivered by in-house counsel for the Company, as the Representative may agree, each dated the Closing Date, in form and substance reasonably satisfactory to the Representative, to the effect that:

                 (i) the Company is a validly existing corporation in good standing under the laws of the jurisdiction in which it is chartered or organized and has all requisite corporate power and authority to own its properties, conduct its business as described in the Registration Statement and the Prospectus, and to execute, deliver and perform its obligations under this Agreement, the Sale Agreement, the Servicing Agreement and the Administration Agreement;

                 (ii) the Sale Agreement, the Servicing Agreement and the Administration Agreement have been duly authorized, executed and delivered by, and constitute legal, valid and binding instruments enforceable against, the Company in accordance with their terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or other laws or equitable principles affecting creditors' rights generally from time to time in effect); this Agreement has been duly authorized, executed and delivered by the Company;

                 (iii) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its affiliates or challenging the Finance Order or the collection of the RRB Charges or the use and enjoyment of RRB Property under the Statute of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or the Final Prospectus, or to be filed as an exhibit to the Registration Statement, which is not described or filed as required;

                 (iv) no consent, approval, authorization or order of any court or governmental agency or body is required to be obtained by the Company for the consummation of the transactions contemplated herein, except such as have been obtained in accordance with New Hampshire RSA Chapter 369-B (the "Statute"), the NHPUC Regulations (as defined in Section 1.01 of the Servicing Agreement), the Public Utility Holding Company Act of 1935, as amended (the "1935 Act") and the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Bonds by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

                 (v) neither the execution and delivery of this Agreement, the Sale Agreement, the Servicing Agreement, the Administration Agreement nor the consummation of the transactions contemplated by this Agreement, the Sale Agreement, the Servicing Agreement or the Administration Agreement nor the fulfillment of the terms of this Agreement, the Sale Agreement, the Servicing Agreement or the Administration Agreement by the Company, will
          (A) conflict with, result in any breach of any of the terms or provisions of, or constitute (with or without notice or lapse of time) a default under the articles of incorporation, bylaws or other organizational documents of the Company, or conflict with or breach any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, material agreement or other material instrument to which the Company is a party or by which the Company is bound, (B) result in the creation or imposition of any lien upon any properties of the Company pursuant to the terms of any such indenture, agreement or other instrument (other than as contemplated by the Basic Documents and RSA 369-B:7), or (C) violate any New Hampshire or federal law or any order, rule or regulation applicable to the Company of any New Hampshire or federal court or regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Company, or any of its properties; and

                 (vi) upon the delivery of the fully executed Sale Agreement to the Issuer and the payment of the purchase price of the RRB Property by the Issuer to the Seller pursuant to the Sale Agreement, then (A) the transfer of the RRB Property by the Seller to the Issuer pursuant to the Sale Agreement conveys the Seller's right, title and interest in the RRB Property to the Issuer and will be treated under the laws of the State of New Hampshire as an absolute transfer of all of the Seller's right, title, and interest in the RRB Property, other than for federal and state income tax purposes, (B) such transfer of the RRB Property is perfected within the meaning of RSA 369-B:6, VI, (C) assuming that the Issuer does not have notice or knowledge of any conflicting assignment of the RRB Property, such transfer has priority over any other assignment or transfer of the RRB Property, and (D) the RRB Property is free and clear of all liens created prior to its transfer to the Issuer pursuant to the Sale Agreement; the Seller's first mortgage indenture explicitly excludes accounts receivables and contracts from its lien and, therefore, the RRB Property is not subject to such lien; and

                 (vii)  provided that amendments to the provisions of
          Article 9 of the New Hampshire UCC are enacted after the date of this Agreement and prior to the Closing Date: no further action with respect to the recording or filing (including any filing or recording required pursuant to provisions of Article 9 of the New Hampshire UCC that, as of the Closing Date, are to become effective on July 1, 2001) of the Sale Agreement, any agreements supplemental thereto, any financing statements, any continuation statements, or any other documents or filings will be necessary prior to March 1, 2002, to perfect the transfer of the RRB Property by the Company to the Issuer pursuant to the Sale Agreement.

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New Hampshire or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company. References to the Final Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

          (c) The Representative shall have received opinions of counsel for the Issuer and the Company, portions of which may be delivered by Day, Berry & Howard LLP, outside counsel for the Issuer and the Company, portions of which may be delivered by Rath, Young and Pignatelli, Professional Association, outside counsel for the Issuer and the Company, and portions of which may be delivered by in-house counsel, as the Representative may agree, and portions of which may be delivered by Richards, Layton & Finger, P.A., special Delaware counsel for the Issuer, each dated the Closing Date, in form and substance reasonably satisfactory to the Representative, to the effect that:

                 (i) the Issuer has been duly formed and is validly existing in good standing as a limited liability company under the laws of the State of Delaware, with all necessary limited liability company power and authority to execute, deliver and perform its obligations under this Agreement, the Sale Agreement, the Servicing Agreement, the Indenture, this Agreement, the Administration Agreement, the Fee and Indemnity Agreement and the Bonds and is registered as a foreign limited liability company and is in good standing in the State of New Hampshire;

                 (ii) the Sale Agreement, the Servicing Agreement, the Indenture, the Administration Agreement and the Fee and Indemnity Agreement have been duly authorized, executed and delivered by, and constitute legal, valid and binding instruments enforceable against, the Issuer in accordance with their terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or other laws or equitable principles affecting creditors' rights generally from time to time in effect); and the Bonds have been duly authorized and when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will constitute legal, valid and binding obligations of the Issuer entitled to the benefits of the Indenture (subject to applicable bankruptcy, reorganization, insolvency, moratorium or other laws or equitable principles affecting creditors' rights generally from time to time in effect); this Agreement has been duly authorized, executed and delivered by the Issuer;

                 (iii) to the extent described in the Final Prospectus, the Sale Agreement, the Servicing Agreement, the Indenture, the Administration Agreement, the Fee and Indemnity Agreement, the LLC Agreement and the Bonds conform to the descriptions thereof contained therein;

                 (iv) the Indenture has been duly qualified under the Trust Indenture Act;

                 (v) to the knowledge of such counsel, after having made inquiry of officers of the Issuer, but without having made any other investigation, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Issuer or challenging the Bonds, the Finance Order, the settlement order issued by the NHPUC on September 8, 2000 (the "Settlement Order") or the collection of the RRB Charge or the use and enjoyment of RRB Property under the Statute of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus, and there is no franchise, contract or other document relating to the Issuer, the Bonds, the Statute or the Finance Order of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit to the Registration Statement, which is not described or filed as required; and the statements included in the Final Prospectus under the headings "Risk Factors-Bondholders could experience payment delays or losses as a result of amendment, repeal or invalidation of the securitization statute, breach of the state pledge or invalidation of the stranded cost recovery charge," "Energy Deregulation and New Market Structure in New Hampshire," (to the extent the Statute, the Finance Order, the Settlement Order, the Agreement to Settle PSNH Restructuring between the Governor of New Hampshire, the Company, the NHPUC and the other parties named therein, dated August 2, 1999, and such agreement as revised and conformed in compliance with NHPUC Order No. 23,549 (together, the "Settlement Agreement") are discussed), "The Issuer," "Servicing" (to the extent the Servicing Agreement or the Finance Order is described), "Description of the Bonds," "Appeal of Settlement Order," "The Seller and Servicer" (other than under the subheading "Billing and Collections," as to which such counsel need express no opinion), "Description of the RRB Property," "ERISA Considerations" and "Risk Factors - Bankruptcy and Creditors' Rights Issues" (read together with "Description of the RRB Property - Bankruptcy and Creditors Rights Issues"), to the extent that they constitute matters of New Hampshire or federal law or legal conclusions with respect thereto, fairly summarize the matters described therein;

                 (vi) the Registration Statement has become effective under the Act; any required filing of the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) have been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement and the Final Prospectus (other than the financial statements including the notes thereto or other financial data contained in the Final Prospectus as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder; and such counsel shall confirm, on the basis of certain assumptions, that at the Effective Date no facts have come to such counsel's attention which would cause such counsel to believe that the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that the Final Prospectus as of its date and the Closing Date includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than the financial statements including the notes thereto and other financial data contained in the Final Prospectus as to which such counsel need express no opinion);

                 (vii) no consent, approval, authorization or order of any New Hampshire, Delaware or federal court or governmental agency or body is required to be obtained by the Issuer for the issuance of the Bonds or the consummation by the Issuer of the transactions contemplated herein, except such as have been obtained under the Statute, the NHPUC Regulations, the 1935 Act and the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Bonds by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

                 (viii) neither the execution and delivery of this Agreement, the Sale Agreement, the Servicing Agreement, the Indenture, the Administration Agreement or the Fee and Indemnity Agreement, nor the issuance and sale of the Bonds, nor the consummation of the transactions contemplated by this Agreement, the Sale Agreement, the Servicing Agreement, the Indenture, the Administration Agreement or the Fee and Indemnity Agreement, nor the fulfillment of the terms of this Agreement, the Sale Agreement, the Servicing Agreement, the Indenture, the Administration Agreement or the Fee and Indemnity Agreement by the Issuer, will
          (A) conflict with, result in any breach of any of the terms or provisions of, or constitute (with or without notice or lapse of time) a default under the LLC Agreement of the Issuer, or conflict with or breach any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement or other instrument known to such counsel and to which the Issuer is a party or by which the Issuer is bound, (B) result in the creation or imposition of any lien upon any properties of the Issuer pursuant to the terms of any such indenture, agreement or other instrument (other than as contemplated by the Basic Documents and RSA 369-B:7), or
          (C) violate any New Hampshire, Delaware or federal law or any order, rule or regulation applicable to the Issuer of any New Hampshire, Delaware or federal court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Issuer, or any of its properties;

                 (ix) the Issuer is not, and after giving effect to the offering and sale of the Bonds and the application of the proceeds thereof as described in the Final Prospectus, will not be an "investment company" or under the "control" of an "investment company" as such terms are defined under the Investment Company Act of 1940, as amended;

                 (x) the Finance Order expressly states each and every one of the conditions set forth in RSA 369-B:3, IV (b), and the Finance Order includes a finding by the NHPUC that the Finance Order is consistent with each of such stated conditions, and therefore, in accordance with RSA 369-B:3, V, the Finance Order is deemed to be authorized by, and issued pursuant to, the Statute; the failure to realize the factual predicates of any of such stated conditions subsequent to the issuance of the Bonds shall not adversely affect the Bonds, the Indenture, the RRB Property, the other Collateral, or the protection of Bondholder rights;

                 (xi) (A) under RSA 369-B:7, II, the provisions of the Indenture create in favor of the Trustee to secure payment of the Secured Obligations a security interest in all right, title and interest, whether now owned or hereafter acquired, of the Issuer in the RRB Property; (B) the Finance Order authorizes the RRB Charge included in the RRB Property; (C) the aforesaid security interest in the RRB Property under the Indenture has attached to the RRB Property or (in the case of any after acquired property) will attach as it comes into existence; (D) financing statements which describe the RRB Property by reference to the Finance Order have been presented for filing in the offices of the Secretary of the State of New Hampshire and the Clerk of the City of Manchester, New Hampshire, and all filing fees required in connection therewith have been paid, in accordance with Part 4 of Article 9 of the New Hampshire UCC; and (E) such security interest in the RRB Property granted by the Issuer under the Indenture is valid and enforceable against the Issuer, and is perfected or (in the case of any after acquired property) will be valid, enforceable and perfected as such property comes into existence, subject in each case to (x) the rights of any third parties holding security interests in the RRB Property perfected in the manner described in RSA 369-B:7 prior to perfection by filing of the security interest granted under the Indenture (which is addressed in paragraph (xv) below) and (y) rights arising under the first priority lien arising under RSA 369-B:7, VIII described in paragraph (xii) below);

                 (xii) (A) the Statute creates a Statutory Lien on the RRB Property securing all obligations, then existing or subsequently arising, to the holders of the Bonds in respect of the Bonds and all Secured Obligations, then existing or subsequently arising, to the Trustee in its capacity as such; (B) such Statutory Lien is valid, perfected and enforceable against the Issuer and all third parties without any further public notice; and (C) the Statute provides that conflicting Statutory Liens on RRB Property arising under RSA 369-B:7, VIII rank in order of time of perfection;

                 (xiii) (A) the provisions of the Indenture create in favor of the Trustee a security interest in the right, title and interest, whether now owned or hereafter acquired, of the Issuer in respect of the Collateral; (B) such security interest will attach to the Collateral as it comes into existence; (C) financing statements which describe the Collateral have been presented for filing in the offices of the Secretary of the State of New Hampshire and the Clerk of the City of Manchester, New Hampshire, and all filing fees required in connection therewith have been paid in accordance with Article 9 of the New Hampshire UCC; and (D) such security interest in the Sale Agreement, the Servicing Agreement, the Administration Agreement and all accounts, general intangibles, equipment and inventory (as such terms are defined in the New Hampshire UCC) of the Issuer and all other Collateral in which a security interest can be perfected by the filing of financing statements in New Hampshire under the New Hampshire UCC (collectively, the "UCC Collateral") granted by the Issuer under the Indenture is valid and enforceable against the Issuer and is perfected or (in the case of after acquired property) will be valid, enforceable and perfected as such property comes into existence, subject in each case to the rights of any third parties holding security interests in the UCC Collateral perfected in the manner described in Article 9 of the New Hampshire UCC prior to perfection by filing of the security interest therein granted under the Indenture (which is addressed in paragraph (xv) below);

                 (xiv) the provisions of the Indenture create in favor of the Trustee a security interest in the Collection Account (including all subaccounts thereof) and all amounts on deposit therein and all investments credited thereto in accordance with the provisions of the Indenture; to the extent that (A) the Collection Account (including all subaccounts thereof) is either (i) established and maintained as a "securities account" within the meaning of the New Hampshire UCC, as contemplated by Section 6.17 of the Indenture, or (ii) is not such a securities account but is an Eligible Deposit Account, as required by Section 8.02(a) of the Indenture, and (B) all amounts from time to time on deposit in the Collection Account that are invested (x) are invested in Eligible Investments made by the Trustee in its name and credited to the Collection Account, as contemplated by Sections 6.17 and 8.02 of the Indenture, and (y) if any such Eligible Investments are deposit accounts, such deposit accounts are maintained in New Hampshire, the security interest in the Collection Account and all amounts on deposit therein and all investments credited thereto granted to the Trustee under the Indenture will be a perfected security interest; if amounts on deposit in the Collection Account are invested in Eligible Investments that are deposit accounts maintained outside of New Hampshire, the validity and perfection of the Trustee's security interest therein will be governed by the law of the state in which such accounts are maintained;

                 (xv) the Search Reports set forth the proper filing offices and the proper debtor names necessary to identify those Persons who under the New Hampshire and Delaware Uniform Commercial Code or the Statute might have on file effective financing statements against the Company or the Issuer covering the Collateral (including the RRB Property), or a portion thereof; the Search Reports identify no Person who has filed in any of such filing offices a financing statement describing the Collateral (including the RRB Property), or a portion thereof;

                 (xvi) (A) the Finance Order has been duly issued and authorized by the NHPUC and the Finance Order, giving effect to the Issuance Advice Letter, is effective; (B) the Issuer is a "financing entity" under RSA 369-B:2, VI and the Bonds are "rate reduction bonds" under RSA 369-B:2, X; (C) the Bonds are entitled to the protections provided in the Statute and the Finance Order;
          (D) the Finance Order is no longer subject to appeal by any person in state courts of the State of New Hampshire; and (E) the Servicer is authorized to file through the legal final maturity date periodic RRB Charge adjustments to the extent necessary to ensure the timely recovery of revenues sufficient to provide for the payment of an amount equal to the sum of the periodic Bond payment requirements for the upcoming adjustment period, which includes indemnity obligations under the Basic Documents, subject to the limitation on the Company's "stranded cost recovery charge" described in RSA 369-B:3, IV(b)(9);

                 (xvii) the Statute does not violate the United States Constitution or the Constitution of the State of New Hampshire in any way that would have a material adverse effect on the Bonds, the Indenture, the RRB Property, the other Collateral or the protection of Bondholder rights;

                 (xviii)under the Taking Clause of the United States Constitution, the State of New Hampshire in the exercise of its executive, administrative or legislative powers, could not repeal or amend the Statute or the Finance Order or take any other action in contravention of its pledge contained in RSA 369-B:6, II without paying just compensation to the Bondholders, as determined by a court of competent jurisdiction, if doing so would constitute a permanent appropriation of a substantial property interest of the Bondholders in the RRB Property and deprive the Bondholders of their reasonable expectations arising from their investments in the Bonds;

                 (xix) absent a demonstration that a deprivation is necessary to accomplish a legitimate public purpose, under the takings clauses of the New Hampshire Constitution, the State of New Hampshire, in the exercise of its executive, administrative or legislative powers, could not repeal or amend the Securitization Statute or the Finance Order or take any other action in contravention of the pledge contained in RSA 369-B:6, II without paying just compensation to the Bondholders, as determined by a court of competent jurisdiction, if doing so would constitute a permanent appropriation of a substantial property interest of the Bondholders in the RRB Property and deprive the Bondholders of their reasonable expectations arising from their investments in the Bonds;

                 (xx) under the Contracts Clauses of the United States and New Hampshire Constitutions, absent a demonstration by the State of New Hampshire that an impairment is narrowly-tailored and is necessary to advance an important public interest, such as responding to the concerns of a "great public calamity," the State of New Hampshire could not repeal or amend the Statute or take any legislative action, or refuse to take any legislative action required of the State of New Hampshire under its pledge contained in RSA 369-B:6, II with the Bondholders, if such repeal or amendment, or such action or inaction, would substantially impair the rights of the Bondholders;

                 (xxi) with the possible exception of the business profits tax imposed under the provisions of RSA Chapter 77-A and the business enterprise tax imposed under the provisions of RSA Chapter 77-E, the Issuer is not subject to any other taxes imposed by the State of New Hampshire;

                 (xxii) the descriptions of those material federal and New Hampshire tax consequences to holders of the Bonds contained in the Final Prospectus under "Federal Income Tax Consequences" and "New Hampshire Taxation of Bondholders" are accurate in all material respects;

                 (xxiii)the New Hampshire Constitution prohibits enactment of law pursuant to voter initiatives or referenda on a ballot in any election in the State of New Hampshire;

                 (xxiv) RSA 369-B:9 provides that the Statute is severable; the invalidation of any provision of the Statute that is not integral or essential to the Bonds, the Indenture, the RRB Property and the protection of Bondholder rights would not cause the invalidation of any provision of the Statute that is integral or essential to the Bonds, the Indenture, the RRB Property and the protection of Bondholder rights;

                 (xxv) any attempt by the State of New Hampshire (the "State"), the NHPUC or any other agency or instrumentality of the State to repeal or amend the Statute or the Finance Order or to take other action in a manner that substantially impairs the rights of the Bondholders would be subject to preliminary injunction if a New Hampshire court hearing a request therefor finds (i) that the party requesting such injunctive relief has a likelihood of success on the merits, (ii) that such party will suffer irreparable harm if the preliminary injunctive relief is not granted, (iii) that no adequate, alternative remedy at law exists and (iv) that the issuance of such injunctive relief would not adversely affect the public interest; further, upon final adjudication of the challenged repeal, amendment or other action, the alleged wrongful conduct would be subject to a permanent injunction if the petitioning party succeeds on the merits and the court hearing a request therefor makes the findings set forth in clauses (ii) through (iv);

                 (xxvi) no further action with respect to the recording or filing (including, if any amendment to Article 9 to the New Hampshire UCC is enacted after the date of this Agreement but prior to the Closing Date, any filing or recording required pursuant to provisions of Article 9 of the New Hampshire UCC that, as of the Closing Date, are to become effective on July 1, 2001) of the Indenture, any indentures supplemental thereto, any financing statements, any continuation statements, or any other documents or filings will be necessary prior to March 31, 2002, to perfect the security interest in the RRB Property, the other Collateral as defined in the Indenture, and the proceeds thereof created by the Indenture in favor of the Trustee; and

                 (xxvii)it is highly unlikely that a timely-filed Petition for Certiorari from the decision of the Supreme Court of New Hampshire in Appeal of Campaign for Ratepayers Rights, 2001 N.H. LEXIS 1 (Nos. 00-637, 00-638, decided Jan. 16, 2001), reconsideration denied, 2001 N.H. LEXIS __ (Jan. 31,2001) would be granted by the United States Supreme Court.

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New Hampshire, the State of Delaware or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Issuer and public officials. References to the Final Prospectus in this paragraph (c) include any supplements thereto at the Closing Date.

          (d) The Representative shall have received opinions of counsel to the Trustee, portions of which may be delivered by Stradley Ronon Stevens & Young, LLP, counsel to the Trustee, and portions of which may be delivered by Emmet, Marvin & Martin, LLP, counsel to the Trustee, each dated the Closing Date, in form and substance reasonably satisfactory to the Representative, to the effect that:

                 (i) the Trustee is validly existing as a state banking institution in good standing under the laws of the State of New York;

                 (ii) the Trustee has the requisite power (including corporate trust power) and authority to execute and deliver the Indenture, and the Indenture has been duly authorized, executed and delivered, and constitutes a legal, valid and binding instrument enforceable against the Trustee in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws or equitable principles affecting creditors' rights generally from time to time in effect); and

                 (iii) the Bonds have been duly authenticated by the Trustee.

          (e) The Representative shall have received from Orrick, Herrington & Sutcliffe LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Bonds, the Indenture, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representative may reasonably require, and the Company and the Issuer shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (f) The Representative shall have received a certificate of the Issuer, signed by an officer of the Issuer, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Registration Statement, the Final Prospectus, any supplement to the Final Prospectus and this Agreement and that:

                 (i) the representations and warranties of the Issuer in this Agreement and in the Indenture are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and the Issuer has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                 (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Issuer's knowledge, threatened; and

                 (iii) since the dates as of which information is given in the Final Prospectus (including any supplement thereto), there has been no material adverse change in (x) the condition (financial or other), earnings, business or properties of the Issuer, whether or not arising from transactions in the ordinary course of business, or (y) the RRB Property, except as set forth in or contemplated in the Final Prospectus (including any supplement thereto).

          (g) The Representative shall have received a certificate of the Company, signed by an executive officer of the Company, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Registration Statement, the Final Prospectus, any supplement to the Final Prospectus and this Agreement and that:

                 (i) the representations and warranties of the Company in this Agreement, the Sale Agreement and the Servicing Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                 (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                 (iii) since the dates as of which information is given in the Final Prospectus (including any supplement thereto), there has been no material adverse change in (x) the condition (financial or other), earnings, business or properties of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, or (y) the RRB Property, except as set forth in or contemplated in the Final Prospectus (including any supplement thereto).

          (h) At the Closing Date, Arthur Andersen LLP shall have furnished to the Representative (i) a letter or letters (which may refer to letters previously delivered to the Representative), dated as of the Closing Date, in form and substance satisfactory to the Representative, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder, that they consent to the inclusion of their report on the audited financial statements of the Issuer and the reference to them as experts under the heading "Experts" in the Basic Prospectus and the Final Prospectus, and stating in effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and the Issuer) set forth in the Registration Statement and the Final Prospectus, including information specified by the Underwriters and set forth under the captions "Prospectus Summary," "Description of the RRB Property," "The Seller and Servicer" and "Description of the Bonds" in the Final Prospectus, agrees with the accounting records of the Company and the Issuer, excluding any questions of legal interpretation, and (ii) the opinion or certificate, dated as of the Closing Date, in form and substance satisfactory to the Representative, satisfying the requirements of Section 2.10(g) of the Indenture.

          References to the Final Prospectus in this paragraph (h) include any supplement thereto at the date of the letter.

          In addition, at the Execution Time, Arthur Andersen LLP shall have furnished to the Representative a letter or letters, dated as of the Execution Time, in form and substance satisfactory to the Representative, to the effect set forth above.

          (i) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (including any supplement thereto), there shall not have been any change, or any development involving a prospective change, in or affecting either
     (i) the business, properties or financial condition of the Company or the Issuer or (ii) the RRB Property, the Bonds, the Finance Order, the Settlement Order or the Statute, the effect of which is, in the judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Bonds as contemplated by the Registration Statement (including any amendment thereof) and the Final Prospectus (including any supplement thereto).

          (j) The Representative shall have received on the Closing Date an opinion letter or letters of Day, Berry & Howard LLP, counsel to the Company and the Issuer, dated the Closing Date, in form and substance reasonably satisfactory to the Representative that, should the Company become the debtor in case under the United States Bankruptcy Code, (i) the transfer to the Issuer of the Company's right, title and interest in and to the RRB Property and the proceeds thereof as set forth in the Sale Agreement would constitute an absolute sale of such assets by the Company to the Issuer, so that (a) such RRB Property (including the collections thereon) would not be property of the bankruptcy estate of the Company under Section 541(a) of the Bankruptcy Code, (b) the bankruptcy court would not compel the turnover of such RRB Property or the proceeds thereof to the Company under Section 542 of the Bankruptcy Code, and (c) the Issuer's rights in the RRB Property and the proceeds thereof would not be impaired by the operation of Section 362(a) of the Bankruptcy Code; and (ii) neither the Issuer nor its assets and liabilities would be substantively consolidated with the assets and liabilities of the Company.

          (k) The Representative shall have received on the Closing Date an opinion letter or letters of Richards, Layton & Finger, P.A., special Delaware counsel to the Issuer, dated the Closing Date, in form and substance reasonably satisfactory to the Representative, to the effect that: (i) if properly presented to a Delaware court, a Delaware court applying Delaware law, would conclude that (x) in order for a person to file a voluntary bankruptcy petition on behalf of the Issuer, the affirmative vote of the Issuer's Sole Member (as defined the LLC Agreement) and the affirmative vote of all of the Directors (including the Independent Directors (as defined in the LLC Agreement)), as provided in Section 2.07(b) of the LLC Agreement of the Issuer, is required, and (y) such provision, contained in Section 2.07(b) of the LLC Agreement, that requires the affirmative vote of the Issuer's Sole Member and the affirmative vote of all of the Directors (including the Independent Directors) in order for a person to file a voluntary bankruptcy petition on behalf of the Issuer, constitutes a legal, valid and binding agreement of the Sole Member and is enforceable against the Sole Member, in accordance with its terms; (ii) the LLC Agreement constitutes a legal, valid and binding agreement of the Sole Member thereunder, and is enforceable against the Sole Member in accordance with its terms; (iii) under the provisions of Article 9 of the Delaware UCC that, as of the Closing Date, are to become effective on July 1, 2001 ("Revised Delaware Article 9"), the security interest in the RRB Property, the other Collateral, and the proceeds thereof created by the Indenture in favor of the Trustee is perfected; (iv) the UCC search report described in such opinion sets forth the proper filing office(s) and the proper debtors necessary to identify those persons who under Revised Delaware Article 9 have on file financing statements against the Issuer covering the RRB Property, the other Collateral, or the proceeds thereof as of the search date set forth in such UCC search report; the UCC search report identifies no person who has filed with the filing offices set forth in such UCC search report a financing statement describing the RRB Property, the other Collateral, or the proceeds thereof prior to the search date set forth in such UCC search report; and (v) no further action with respect to the recording or filing of the Indenture, any indentures supplemental thereto, any financing statements, any continuation statements, or any other documents or filings will be necessary under Revised Delaware Article 9 prior to March 31, 2002, to perfect the security interest in the RRB Property, the other Collateral, and the proceeds thereof created by the Indenture in favor of the Trustee.

          (l) The Bonds shall have been rated in the highest long-term rating category by each of the Rating Agencies.

          (m) On or prior to the Closing Date, the Company shall have delivered to the Representative evidence, in form and substance reasonably satisfactory to the Representative, (i) that appropriate filings have been made in accordance with the Statute and other applicable law to perfect the transfer of the RRB Property by the Company to the Issuer pursuant to the Sale Agreement, including any necessary filings with the NHPUC and the filing of the UCC financing statements in the office of the Secretary of the State of New Hampshire, and (ii) that appropriate filings have been made in accordance with the Statute and applicable law to perfect the security interest in the RRB Property, the other Collateral, and the proceeds thereof created by the Indenture in favor of the Trustee, including any necessary filings with the NHPUC and the filing of the UCC financing statements in the office of the Secretary of the State of New Hampshire and the office of the Secretary of State of the State of Delaware.

          (n) On or prior to the Closing Date, the Issuer shall have delivered to the Representative copies of the UCC search reports referred to in Sections 6 (c)(xv), and 6 (k)(iv) of this Agreement, along with copies of all filings referenced in such search reports.

          (o) On or prior to the Closing Date, the Issuer shall have delivered to the Representative copies, certified to the satisfaction of the Representative, of the NHPUC's issuance of the Finance Order relating to the RRB Property and the Issuance Advice Letter.

          (p) On or prior to the Closing Date, the Issuer and the Company shall have furnished or caused to be furnished to the State Treasurer copies of the certificates, opinions and documents required to be delivered to the Representative under this Agreement, including being included as an addressee of, or receiving a letter entitling the State Treasurer to rely on, each legal opinion addressed to the rating agencies or the parties to the transactions and each related certificate, if any, other than the opinion of counsel for the Underwriters.

          (q) Prior to the Closing Date, the Issuer and the Company shall have furnished to the Representative such further information, certificates, opinions and documents as the Representative may reasonably request.

          If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representative. Notice of such cancellation shall be given to the Issuer in writing or by telephone or electronic mail confirmed in writing.

          The documents required to be delivered by this Section 6 shall be delivered at the office of Day, Berry & Howard, Hartford, Connecticut, on the Closing Date.

            7.Expenses. Upon the sale of the Bonds, the Issuer will pay or cause to be paid all costs and expenses incident to the performance of the obligations of the Company, the Issuer and the Underwriters hereunder and under the Basic Documents and of the office of the State Treasurer in accordance with the Statute, including, without limiting the generality of the foregoing, all costs, taxes and expenses incident to the issuance and delivery of the Bonds to the Underwriters, all fees, disbursements and expenses of the Company's, the Issuer's, the State Treasurer's and the Underwriters' counsel and accountants, and the State Treasurer's financial advisors, all costs and expenses incident to the preparation, printing and filing of the Registration Statement (including all exhibits thereto), any preliminary prospectus, the Basic Prospectus, any Preliminary Final Prospectus, the Final Prospectus and any amendments thereof or supplements thereto, all costs and expenses incurred in connection with blue sky qualifications, examining the legality of the Bonds for the investment and the rating of the Bonds, all costs and expenses of the Trustee, all costs and expenses incurred in the acquisition or preparation of documents required to be delivered by the Company or the Issuer in connection with the closing of the transactions contemplated hereby, all costs and expenses required in connection with any filing with the National Association of Securities Dealers in connection with the transactions contemplated hereby, and all costs and expenses of the printing and distribution of all documents in connection with the Bonds.

          If the sale of the Bonds provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in
Section 6 hereof is not satisfied, because of any termination pursuant to
Section 10 hereof or because of any refusal, inability or failure on the part of the Company or the Issuer to perform any agreement herein or comply with any provision hereof other than by reason of a default (including under Section 9) by any of the Underwriters, the Company and the Issuer will, jointly and severally, reimburse the Underwriters upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by the Underwriters in connection with the proposed purchase and sale of the Bonds.

            8.Indemnification and Contribution.

          (a) The Company and the Issuer will, jointly and severally, indemnify and hold harmless each Underwriter , the directors, officials, officers, members, consultants, counsel, employees and agents of the State Treasurer and the State of New Hampshire, each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Bonds as originally filed or in any amendment thereof, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, any untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that neither the Company nor the Issuer will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Issuer or the Company by or on behalf of any Underwriter through the Representative specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company and the Issuer may otherwise have.

          (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, the Issuer, the State Treasurer and the State of New Hampshire, each of their directors, officials and employees, each of their officers (if any) who signs the Registration Statement, and each person who controls the Company or the Issuer within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Issuer to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Issuer or the Company by or on behalf of such Underwriter through the Representative specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Issuer and the Company acknowledge that the statements set forth in the second full paragraph, the third sentence of the fourth full paragraph and the fifth full paragraph under the heading "Underwriting" and the third full paragraph (other than the last sentence thereof) under the heading "Plan of Distribution" in any Preliminary Final Prospectus or the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity, and you, as the Representative, confirm that such statements are correct in all material respects.

          (c)  Promptly after receipt by an indemnified party under this
     Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party,
     (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

          (d)  In the event that the indemnity provided in paragraph (a) or
     (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company, the Issuer and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, the Issuer and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company, Issuer and the Underwriters, respectively, from the offering of the Bonds. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, the Issuer and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, the Issuer and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. In no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Bonds) be responsible for any amount in excess of the underwriting discount or commission applicable to the Bonds purchased by such Underwriter hereunder. The relative benefits received by the Company or the Issuer shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) of the Bonds, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company, the Issuer or the Underwriters. The Company, the Issuer and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Issuer or the Company within the meaning of either the Act or the Exchange Act, each officer of the Issuer or the Company who shall have signed the Registration Statement and each director of the Issuer or the Company shall have the same rights to contribution as the Issuer or the Company, subject in each case to the applicable terms and conditions of this paragraph. The Underwriters' obligations in this paragraph to contribute are several in proportion to their respective underwriting obligations and not joint.

            9.Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Bonds agreed to be purchased by such Underwriter or Underwriters hereunder the Representative may in its discretion arrange for the Underwriters or another party or other parties to purchase such Bonds on the terms contained herein. If within 36 hours after such default by any Underwriter the Representative does not arrange for the purchase of such Bonds, the nondefaulting Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Bonds set forth opposite the names of all the remaining Underwriters) the Bonds which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Bonds which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Bonds set forth in Schedule II hereto, the nondefaulting Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Bonds, and if such nondefaulting Underwriters do not purchase all the Bonds, this Agreement will terminate without liability to any nondefaulting Underwriter, the Issuer or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representative shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Issuer and the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

            10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representative, by notice given to the Company and the Issuer prior to delivery of and payment for the Bonds, if prior to such time there shall have occurred (i) any change, or any development involving a prospective change, in or affecting (A) the business, properties or financial condition of the Company or the Issuer, (B) the RRB Property, the Bonds, the Finance Order or the Statute, the effect of which, in the judgment of the Representative, materially impairs the investment quality of the Bonds or makes it impractical or inadvisable to market the Bonds; (ii) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (iii) a suspension or material limitation in trading in the securities of the Company; (iv) a general moratorium on commercial banking activities shall have been declared either by Federal, New York state or New Hampshire state authorities or (v) any outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Representative, impracticable or inadvisable to proceed with the offering or delivery of the Bonds as contemplated by the Final Prospectus (exclusive of any supplement thereto).

            11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, the Issuer or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or of the Company, the Issuer or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Bonds. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

            12. Notices. All communications hereunder shall be in English and in writing, and any such notice, direction, consent or waiver may be given by United States mail, courier service, facsimile transmission or electronic mail (confirmed by telephone, United States mail or courier service in the case of notice by facsimile transmission or electronic mail) or any other customary means of communication, and any such notice, direction, consent or waiver shall be effective when delivered, or if mailed, three days after deposit in the United States mail with proper postage for ordinary mail prepaid, and if sent to the Representative, to it at the address specified on the first page hereto; and if sent to the Company, to it at Public Service Company of New Hampshire, 1000 Elm Street, P.O. Box 330, Manchester, New Hampshire 03105, Attention: Assistant Treasurer - Finance; and if sent to the Issuer, to it at PSNH Funding LLC, 1000 Elm Street, P.O. Box 330, Manchester, New Hampshire 03105, Attention: President. The parties hereto, by notice to the others, may designate additional or different addresses for subsequent communications.

            13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

            14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

            15. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument.

            16. Miscellaneous. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the SEC's office in Washington, D.C. is open for business.



          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Issuer and the several Underwriters.

                              Very truly yours,

                              PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE



                              By:  /s/ Randy A. Shoop
                                 Name:  Randy A. Shoop
                                 Title:  Assistant Treasurer - Finance


                              PSNH FUNDING LLC



                              By:  /s/ Randy A. Shoop
                                 Name:  Randy A. Shoop
                                 Title:  President


CONFIRMED AND ACCEPTED
on behalf of each of the Underwriters

SALOMON SMITH BARNEY INC.



By: /s/ Paul Addison, Managing Director
  (Salomon Smith Barney Inc.)






                                                            SCHEDULE I to the
                                                       Underwriting Agreement


Underwriting Agreement dated April 20, 2001

Registration Statement No. 333-55830

Representative:

     Salomon Smith Barney Inc.
     390 Greenwich Street
     New York, New York  10013

Title:    PSNH Funding LLC
     $525,000,000 PSNH Funding LLC Bonds, Series 2001-1

Principal amount, Price to Public, Underwriting Discounts and Commissions and Proceeds to Issuer:


                                                  Underwriting                 Scheduled
                   Total Principal   Price to    Discounts and   Proceeds to   Maturity      Final Maturity
                   Amount of Class    Public      Commissions      Issuer       Date               Date


Per Class A-1
Bond                $75,211,483     99.97979      0.207573%      99.77222      May 1, 2003        May 1, 2005

Per Class A-2       $214,649,395     99.93578     0.375000%      99.56078      November 1, 2008   November 1, 2010
Bond

Per Class A-3
Bond                $235,139,122     99.96116     0.500000%      99.46116      May 1, 2013        May 1, 2015


          Original Issue Discount (if any):  $244,370

          Redemption provisions:   Optional Redemption and Mandatory
                                   Redemption as set forth in Article X of the Indenture

     Closing Date, Time and Location:   April 25, 2001
                                        9:00 a.m., Eastern Daylight Time
                                        Hartford, Connecticut

     Type of Offering:  Non-Delayed Offering

                                                           SCHEDULE II to the
                                                       Underwriting Agreement


                                    Class           Class           Class
       Underwriters                  A-1             A-2             A-3
                                    Bonds           Bonds           Bonds

Salomon Smith Barney Inc.         $34,221,225  $  97,665,475    $106,988,300
Bear, Stearns & Co. Inc.          $18,426,813  $  52,589,102    $ 57,609,085
Goldman, Sachs & Co.              $ 5,014,099  $  14,309,960    $ 15,675,941
Merrill Lynch, Pierce,
 Fenner & Smith Incorporated      $ 5,014,099  $  14,309,960    $ 15,675,941
Morgan Stanley & Co.Incorporated  $ 5,014,099  $  14,309,960    $ 15,675,941
Banc One Capital Markets, Inc.    $ 1,880,287  $   5,366,235    $  5,878,478
Barclays Capital Inc.             $ 1,880,287  $   5,366,235    $  5,878,478
Fleet Securities, Inc.            $ 1,880,287  $   5,366,235    $  5,878,478
UBS Warburg LLC                   $ 1,880,287  $   5,366,235    $  5,878,478
Total                             $75,211,483  $ 214,649,395    $235,139,122